                                                               Exhibit (g)(viii)
                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                                           EFFECTIVE DATE
----                                                                           --------------
A. Sweep Funds
--------------
Schwab Money Market Fund                                                       May 1, 1993

Schwab Government Money Fund                                                   May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                                       May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                            May 1, 1993

Schwab US Treasury Money Fund                                                  May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                              November 10, 1994

Schwab Government Cash Reserves Fund                                           October 20, 1997

Schwab New Jersey Municipal Money Fund                                         January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                       January 20, 1998

Schwab Florida Municipal Money Fund                                            February 16, 1998

B. Other Funds
--------------
Schwab Value Advantage Money Fund-Investor Shares                              May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                         June 14, 2002

Schwab Value Advantage Money Fund-Select Shares                                February 25, 2003

Schwab Institutional Advantage Money Fund                                      May 1, 1993

Schwab Retirement Money Fund                                                   November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares                             June 6, 1995

Schwab California Municipal Money Fund-Value Advantage Shares                  June 6, 1995

Schwab New York Municipal Money Fund-Sweep Shares-Value Advantage Shares       June 6, 1995


                                  THE CHARLES SCHWAB FAMILY OF FUNDS

                                  By: /s/ Stephen B. Ward
                                      _____________________
                                      Stephen B. Ward,
                                      Senior Vice President
                                      and Chief Investment Officer

                                  CHARLES SCHWAB & CO., INC.

                                  By: /s/ Randall W. Merk
                                      _____________________
                                      Randall W. Merk,
                                      Executive Vice President

Dated as of February 25, 2003

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

             FUND                                                                   FEE
             ----                                                                   ---
A.           Sweep Funds
             -----------
             Schwab Money Market Fund                                               An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab Government Money Fund                                           An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab Municipal Money Fund-Sweep Shares                               An annual fee, payable monthly, of
             (formerly Schwab Tax-Exempt Money Fund)                                twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab California Municipal Money Fund-Sweep Shares                    An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt Money Fund)                     twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab US Treasury Money Fund                                          An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab New York Municipal Money Fund-Sweep Shares                      An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)                       twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab Government Cash Reserves Fund                                   An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab New Jersey Municipal Money Fund                                 An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab Pennsylvania Municipal Money Fund                               An annual fee, payable monthly, of

                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab Florida Municipal Money Fund                                    An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

B.           Other Funds
             -----------
             Schwab Value Advantage Money Fund-Investor Shares                      An annual fee, payable monthly, of
                                                                                    seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

             Schwab Value Advantage Money Fund-Institutional Shares                 An annual fee, payable monthly, of
                                                                                    seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

             Schwab Value Advantage Money Fund-Select Shares                        An annual fee, payable monthly, of
                                                                                    seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

             Schwab Retirement Money Fund                                           An annual fee, payable monthly, of
                                                                                    twenty one-hundredths of one percent
                                                                                    (.20%) of the Fund's average daily net
                                                                                    assets

             Schwab Municipal Money Fund-Value Advantage Shares                     An annual fee, payable monthly, of
             (formerly Schwab Tax-Exempt Money Fund)                                seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

             Schwab California Municipal Money Fund-Value Advantage Shares          An annual fee, payable monthly, of
             (formerly Schwab California Tax-Exempt Money Fund)                     seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

             Schwab New York Municipal Money Fund-Value Advantage Shares            An annual fee, payable monthly, of
             (formerly Schwab New York Tax-Exempt Money Fund)                       seventeen one-hundredths of one percent
                                                                                    (.17%) of the Fund's average daily net
                                                                                    assets

                                  THE CHARLES SCHWAB FAMILY OF FUNDS

                                  By: /s/ Stephen B. Ward
                                      _____________________
                                      Stephen B. Ward,
                                      Senior Vice President
                                      and Chief Investment Officer

                                  CHARLES SCHWAB & CO., INC.

                                  By: /s/ Randall W. Merk
                                      _____________________
                                      Randall W. Merk,
                                      Executive Vice President

Dated as of February 25, 2003